                                                                    EXHIBIT 31.2

                                  CERTIFICATION

I, John M. Lummis, Chief Financial Officer of RenaissanceRe Holdings Ltd., (the
"registrant"), certify that:

     1.       I have reviewed this quarterly report on Form 10-Q of the
              registrant;

     2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
              circumstances under which such statements were made, not
              misleading with respect to the period covered by this report;

     3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
              operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.       The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and
              procedures (as defined in Exchange Act Rules 13a-15(e) and
              15d-15(e)) for the registrant and have:

              (a)     Designed such disclosure controls and procedures, or
                      caused such disclosure controls and procedures to be
                      designed under our supervision, to ensure that material
                      information relating to the registrant, including its
                      consolidated subsidiaries, is made known to us by others
                      within those entities, particularly during the period in
                      which this report is being prepared;

              (b)     Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                      conclusions about the effectiveness of the disclosure
                      controls and procedures, as of the end of the period
                      covered by this report based on such evaluation; and

              (c)     Disclosed in this report any change in the registrant's
                      internal control over financial reporting that occurred
                      during the registrant's most recent fiscal quarter (the
                      registrant's fourth fiscal quarter in the case of an
                      annual report) that has materially affected, or is
                      reasonably likely to materially affect, the registrant's
                      internal control over financial reporting; and

     5.       The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

              (a)     All significant deficiencies and material weaknesses in
                      the design or operation of internal control over financial reporting which are

                      reasonably likely to adversely affect the registrant's
                      ability to record, process, summarize and report financial information; and

              (b)     Any fraud, whether or not material, that involves
                      management or other employees who have a significant role
                      in the registrant's internal control over financial
                      reporting.

Date: May 10, 2004

                                                     /s/ John M. Lummis
                                                     -------------------
                                                     John M. Lummis
                                                     Chief Financial Officer